U.S. SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.  20549

                                   FORM 8-K/A

       PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: January 18, 1999 (as amended July 12, 1999)


                         LINDSEY TECHNOLOGIES, INC.
      _________________________________________________________________
      (Exact name of small business issuer as specified in its charter)

         Colorado                                   84-11216355
_______________________________                   __________________
(State or other jurisdiction of            							(I.R.S. Employer
Incorporation or organization)					              	Identification No.)

                    3025 South Parker Road, Suite 109
                         Aurora, Colorado  80014
     ___________________________________________________________
     (Address of principal executive offices, including zip code)

Issuer's Telephone Number:  (303) 306-1988

Item 2. Acquisition or Disposition of Assets

On November 5, 1998, Lindsey Technologies, Inc. (the "Company", "LTI"), completed a merger with Distributed Quality Corp. ("DQC"), acquiring all of DQC's issued and outstanding stock in exchange for 540,000 common shares of LTI valued at $5 per share. Through the merger, LTI acquired contract rights to a software development package formulated by Stellarx, which is a component based framework, composed of tools and based on Versant Technology. The development software will help enable the Company to devise its own quality management information system software. Included in the package are distribution rights. The Company has recorded $3,565,000 in research and development costs in connection with the software acquisition, consisting of 540,000 common shares of common stock valued at $5 per share, and the assumption of $865,000 in liabilities. The license agreement between DQC and Stellarx, acquired by LTI through its merger with DQC, is filed as an exhibit herewith. The acquisition of DQC has been accounted for as a purchase.


Item 7. Financial Statements and Exhibits

The audited financial statements of Distributed Quality Corp. as of October 31, 1998 and Independent Auditor's Report appearing on pages
F-1 through F-8 are incorporated herein by reference. Pro forma financial statements are set forth below. There was no change to DQC's financials between October 31, 1998 and November 5, 1998, the date of its merger with Lindsey Technologies, Inc.

Pro forma financial information, as if the balance sheet and income statement of LTI and DQC were consolidated on September 30, 1998, is set forth below. The merger was accounted for as a purchase, requiring the elimination of all intercompany accounts. No adjustments resulting from the application of purchase accounting and any differences from historical amounts have been made.

Pro Forma Consolidated Balance Sheet Items (9/30/98)
----------------------------------------------------

Assets                  $   174,146
Liabilities               1,050,514
Stockholders' Equity     (  876,368)


Pro Forma Consolidated Income Statement Items
(Period for LTI from 7/1/98 to 9/30/98, consolidated with period for DQC from inception, 7/30/98 to 9/30/98)
--------------------------------------------------------------------

Revenues                $    18,415
Expenses                 (  936,522)
Net Loss                 (  918,107)


Consolidated financial information of LTI and DQC as of December 31, 1998 can be found in the Company's 2nd quarter fiscal year end 1999 10-QSB filing.

                                SIGNATURES

Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

						LINDSEY TECHNOLOGIES, INC.


						By: /s/Lionel Mauclaire
						    Lionel Mauclaire, President


Date:  July 12, 1999

                          Distributed Quality Corp.
                       (A Development Stage Company)
                            Financial Statements
                              October 31, 1998

                         Distributed Quality Corp.
                      (A Development Stage Company)
                           Financial Statements
                             October 31, 1998

                            Table of Contents


                                                                       Page

Independent Auditor's Report                                           F-1



Financial Statements

     Balance sheet                                                     F-2
     Statement of operations                                           F-3
     Statement of cash flows                                           F-4
     Statement of stockholders' equity                                 F-5


Notes to Financial Statements                                        F-6-F-8

Larry O'Donnell, CPA, P.C.
2280 South Xanadu Way                            Telephone (303)745-4545
Suite 370
Aurora, Colorado    80014


            Report of Independent Certified Public Accountant

Board of Directors and Stockholder
Distributed Quality Corp.


I have audited the accompanying balance sheet of Distributed Quality Corp. as of October 31, 1998 and the related statements of operations, stockholders' equity and cash flows for the period July 30, 1998 (inception) to October 31, 1998. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these financial statements based on my audit.

I conducted my audit in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Distributed Quality Corp. as of October 31, 1998, and the results of its operations and its cash flows for the period July 30, 1998 (inception) to October 31, 1998 in conformity with generally accepted accounting principles.

Larry O'Donnell, CPA, P.C.
Aurora, Colorado
February 8, 1999

                        Distributed Quality Corp.
                      (A Development Stage Company)
                              Balance Sheet
                            October 31, 1998

                                 Assets



Total Assets                                            $        -
                                                        ==========

                  Liabilities and Stockholders'  Equity


Accrued payables                                        $  865,000
                                                       	----------

Total Liabilities                                          865,000
                                                       	----------

Stockholders'  equity

           Common stock,  no par value,
                1,000,000 shares authorized,
                200,000 issued and outstanding                 200

           Deficit accumulated during the
                 development stage                       ( 865,000)
                                                        ----------

Stockholders' Equity                                     ( 865,000)
                                                        ----------

Total Liabilities and Stockholders' Equity              $        -
                                                        ==========

                    See Notes to Financial Statements.

                          Distributed Quality Corp.
                       (A Development Stage Company)
                          Statement of Operations
          For the Period July 30, 1998 (inception) to October 31, 1998


             Sales                                $       -

             Research & development                 865,000
             Operating expenses                         200
                                                  ---------

             Income (loss) from operations         (865,200)

             Other income (expense)                       -
                                                  ---------
             Income (loss) before provision
                for income taxes                   (865,200)

             Provision for income tax                     -
                                                  ---------

             Net income (loss)                    $(865,200)
                                                  =========

             Net income (loss) per share          $(   4.33)
                                                  =========

             Weighted average number of
             common shares outstanding              200,000
                                                  =========








                      See Notes to Financial Statements.

                         Distributed Quality Corp.
                       (A Development Stage Company)
                          Statement of Cash Flows
        For the Period July 30, 1998 (inception) to October 31, 1998


Cash flows from operating
    activities:

Net income (loss)                         $(865,000)

Adjustments to reconcile
net income loss to net cash
provided by (used for) operations:

    Accrued payables                        865,000
                                          ---------
Net cash provided by
    (used for) operating
    activities                             (    200)
                                          ---------
Cash flows from financing
    activities:

       Sale of common stock                     200
                                          ---------
Net cash flow provided by
    financing activities                        200
                                          ---------

Net increase (decrease) in cash                   -

Cash at beginning of period                       -
                                          ---------

Cash at end of period                     $       -
                                          =========


Schedule of Non-Cash Investing and Financing Activities:

    None

Supplemental Disclosure:

    Cash paid from July 30, 1998 (inception) to October 31, 1998 for interest and income taxes: None.


                       See Notes to Financial Statements.

                             Distributed Quality Corp.
                          (A Development Stage Company)
                        Statement of Stockholders' Equity
           For the Period July 30, 1998 (inception) to October 31, 1998


                                                                 Total
                                 Common Stock     Accumulated    Stockholders'
                               Shares    Amount   Deficit        Eq.(Deficit)

Common stock issued
on July 30, 1998
at $.001/share, for cash       200,000     $ 200   $       -     $      200

Net gain (loss)
for the period ended
October 31, 1998                     -         -    (865,200)      (865,200)
                               -------     -----   ---------     ----------

Balances, October 31, 1998     200,000     $ 200   $(865,200)    $ (865,200)
                               =======     =====   =========     ==========



                            See Notes to Financial Statements.

                            Distributed Quality Corp.
                          (A Development Stage Company)
                          Notes to Financial Statements

Note 1. Organization, Operations and Summary of Significant Accounting
        Policies:

Distirbuted Quality Corp. (the "Company") was incorporated in
the state of	Colorado on July 30, 1998. The Company was formed to
provide software distribution services for software providers, and has signed an agreement with Stellarx, Inc. ("Stellarx") giving the Company a distribution right for software developed by Stellarx.
The Company has conducted only limited planned principal operations and is a development stage company.

Income tax - Deferred taxes are provided on a liability method whereby deferred tax assets are recognized for deductible temporary differences and operating loss carryforwards and deferred tax liabilities are recognized for taxable temporary differences. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax bases. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

Use of Estimates - The preparation of financial statements in conformity with
generally accepted	accounting principles requires management to make estimates
and assumptions that affect reported	amounts of assets and liabilities and
disclosure of	contingent assets and liabilities at the date of the	financial
statements and the reported	amounts of revenues and expenses during the
reporting	period. Actual results differ from those estimates.

Net income (loss) per share - The net income (loss) per share is computed
by dividing the net income (loss) by the weighted average	number of
common shares outstanding during the respective periods. Warrants, stock options, and common stock issuable upon conversion of the Company's preferred stock are not included in the computation if the effect of such inclusion would be anti-dilutive and would increase the earnings or decrease loss per share.

Cash and cash equivalents - The Company all highly liquid investments with an original maturity of three months or less to be cash equivalents.

Accounting year - The Company employs a fiscal accounting year ending on June 30.

                         Distributed Quality Corp.
                      (A Development Stage Company)
                  Notes to Financial Statements (continued)

Note 2.	Related Party Transactions

On July 30, 1998 Directors, Officers, and other insiders purchased 200,000 common shares from the Company at $.001 per share.

The Company has acquired distribution rights to certain software by signing a license agreement with Stellarx. The Company and Stellarx have common shareholders, officers and directors.


Note 3.	Income taxes

Deferred income taxes arise from the temporary differences between financial statement and income tax recognition of net operating losses.  These loss
carryovers	are limited 	under the Internal Revenue Code should a significant
change in ownership	occur. The Company accounts for income taxes pursuant
to SFAS 109. No income tax accruals have been made at October 31, 1998 as the
Company has not yet completed a full tax accounting cycle.


Note 4. Stockholders' Equity

Common stock - The Company as of October 31, 1998 had 1,000,000 shares of authorized common stock, no par value, with 200,000 shares issued and outstanding.

                         Distributed Quality Corp.
                      (A Development Stage Company)
                 Notes to Financial Statements (continued)


Note 5. Software Agreement

On August 31, 1998, DQC entered into an agreement, of perpetual term, with Stellarx whereby the Company purchased framework development toolkit licenses. These licenses include a Versant Object DBMS development license. Both Versant and Stellarx development licenses will be used by DQC to develop its own software.

Under the terms of this agreement, DQC also has a right to integrate Stellarx and Versant runtime software in its own application software and distribute it to its clients. This right is worldwide, unlimited in time and exclusive for application in the quality business sector. The Stellarx and Versant runtime software will be components of DQC's own software application.
Stellarx SA provides a networking and CORBA framework layer that handles networking, database and application server functions. Versant Corp.
provides an efficient object database management system where a complex data environment can be stored. A more complete description of these technologies can be found on the websites www.stellarx.com and www.versant.com. The combination of these technologies enables clients to interact on the internet through these platforms with DQC's web based applications.

Under the terms of the agreement, the Company is required to pay 10% of its application revenue and 5% of its maintenance revenue to Stellarx. The Company is also required to pay an upfront fee of $300,000 in 1999, and to contribute to research and development costs of Stellarx for each year ended December 31, as follows: 1998 $15,000; 1999 $100,000; 2000 $200,000;
2001 $250,000. The payments due from DQC to Stellarx, which total $865,000, do not bear interest and are to be made in U.S. dollars. The total cost of the licenses has been expensed to research and development.

                                    STELLARX

                           SOFTWARE LICENSE AGREEMENT

                    DEVELOPMENT SOFTWARE and RUN-TIME SOFTWARE

This Software License Agreement (the "Agreement") is entered into in Paris, France on August 31st. 1998 (the "Effective Date") between STELLARX SA,
"24, Rue Firmin Gillot - 75015 PARIS ("StellarX") and Distributed Quality Corp, Marketplace Towers, 3025 South Parker Road Suite 109-Aurora, Co.80014-USA ("Licensee").


1.DEFINITIONS


1.1 "Application" shall mean software programs which are developed by Licensee, and which are identified in Exhibit A of this Agreement, and which contain Embedded Run Time Software. The definition of Application does not include any software developed or marketed by any third party.

1.2 "Client" shall mean a specific computer that is periodically connected to one or more Servers.

1.3 " Development Software" shall mean the software licensed by StellarX which is used for developing the Application and which can create or modify arbitary data base schema.

1.4 "Documentation" shall mean any manual(s) shipped by StellarX with the Software.

1.5 "Embedded" shall mean completely contained within the Appication in such a manner as to limit access to the Run-Time Software except through the Application.

1.6 "Licensee" shall mean the oarty accepting the Software according to the terms and conditions set out in this Agreement.

1.7 "Limited Development Software" sahll mean the software licensed by StellarX which is used for developing the Application but which does not use language interfaces developed by StellarX, but rather uses interfaces developed by Licensee using the Delvelopment Software.

1.8 "Maintenance" shall mean telephone consultation during StellarX's normal business hours, bug fixes, error corrections and work-arounds, as well as updates and new releases, if any, and which are not separately priced.

1.9  "Maintenance Fees" shall mean the maintenance fees set out in Exhibit B.

1.10 "Net Selling Price" shall mean the price for the Application recognized as revenue on Licensee's income statement in accordance with Genarally Accepted Accounting Principles.

1.11 "Royalty Percentage" shall mean the percentage of Net Selling Price that Licensee agrees to pay StellarX each time the Application is distributed.

1.12 "Royalty Amount" shall mean the absolute dollar amount that Licensee agrees to pay StellarX each time the Applation is distributed and recognized as revenue on Licensee's income statement in accordance with Generally Accepted Accounting Principles.

1.13 "Run-Time Software" shall mean software that is Embedded in the Application and deployed as part of the Application and which is a limited version of the Development Software and Limited Development Software and which does not allow the Application or a user of the Application direct access to the general purpose capabilities of the Development Sotfware for creating or modifing arbitrary database schema and which does not allow substantive modification of the Application built with the Development Software and Limited Development Software.
The Application may, subject to the foregoing, create or modify database schema.

1.14 "Seats" shall mean a keyboard and a terminal which is connected to a computer.

1.15 "Server" is a computer which has one or more Users periodically connected to it.

1.16 "Software" shall mean the Development Software, Limited Development Software and Run Time Software.

1.17 "Substantial Value" shall mean that an Application has an overall function purpose that is not the same overall functional purpose as any Software licensed.

1.18 "User" shall mean a person using a keyboard and a terminal which is connected to a computer.

2. GRANT OF LICENSE FOR SOFTWARE

Provided that Licensee pays all fees set out in this Agreement, in particular the license fees and royalties (if any) set out in Exhibit C hereto:

2.1 StellarX hereby grants Licensee a non-exclusive, non-transferable, non-assignable license to use and copy the Development Software and Limited Development Sotfware as follows:

a. to use the Development Software and Limited Development Software solely for the Licensee's Application set out in Exhibit A, in the number of Seats Licensee has paid for, and only on the specific computer serial number(s) which Licensee agrees to supply to StellarX within thirty (30) days of putting the Development Software and Limited Development Software into use. Licensee may also use the Development Software and Limited Development Software temporarily on a back-up computer if the designated computer is inoperative provided that StellarX is informed in writing.

b. to combine the Development Software and Limited Development Software with Licensee's software with Licensee's software products to create the Application, provided that the Software remains subject to the provisions of this Agreement.

2.2 Provided that the Application has Substantial Value, STellarX hereby grants Licensee a non-exclusive, nontransferable, non-assignable, royalty bearing (if any), license to use and to copy Run Time Software as follows:

a. Licensee may use Run Time Software on the number of Servers, with up to the authorized number of Users per Server, and total number of Clients authorized by StellarX. Licensee may distribute Run Time Software solely for use with the Application as set out in Exhibit A, to end-users or to sub-distributors;

b. Provided that Licensee or Licensee's subdistributor reccives no compensation from its customer, Licensee, with no payment due to StellarX, may provide directly to end users, or indirectly through subdistributor, a reasonable number of copies of Run Time Software solely for use with the Application for evaluation or beta test purposes for a period not to exceed ninety (90) days, provided that any such period shall not be extended or renewed without written permission from StellarX.

c. Any distribution shall be pursuant to a license agreement which shall provide no more rights concerning the Software than are provided under this Agreement and which shall limit the use of the Run-Time Software to End User Software for the Application.

3.LICENSE GRANT FOR DOCUMENTATION

StellarX hereby grants Licensee a non-exclusive, non-transferable, non-assignable license to use the Documentation. Licensee is expressly not given a right to copy Documentation.

4.PROHIBITIONS ON USE OF THE SOFTWARE

4.1 Licensee agrees not to cause or permit the reverse engineering, disassembly,or decompilation of the Software and not to use the Software for commercial time-sharing, rental or service bureau use.

4.2 Results of any benchmark tests run by Licensee may not be disclosed outside of Licensee's organization without prior written permission from StellarX.

5.  TITLE

All right, title and interest in the Software and Documentation remains with StellarX or StellarX's licensor. Licensee acquires no rights of ownership. StellarX reserves all rights to the Software not expressly granted herein.

6.PAYMENT AND SHIPPING

6.1 StellarX is responsible for and shall carry the costs of shipment of Software and Documentation to Licensee.

6.2 All payments shall be due and payable within Sixty(60) days of the date of invoice. In the event of default on any payment due to StellarX under this Agreement the Licensee shall pay default interest at a rate of 3% p.a. above the discount rate published from time to time by the " Banque de France".

6.3 Any amounts payable under this Agreement and the Purchase Order are net amounts and are payable in full to StellarX. Licensee is responsible for all taxes, duties and levies related to the Software and Documentation.

7.WARRANTY

7.1 StellarX warrants that, when delivered, the Software shall be free from any material defect and shall materially conform to StellarX current documentation. StellarX shall be entitled to correct any defect of the Software by either replacing or repairing the Software concerned.
If neither replacement nor repair of the Software should be successful, the Licensee may, in addition to any other remedy allowed herein, either cancel the order for the Software concerned or request a reasonable reduction of the license fee, as the case may be. This warranty will not apply if (i) the software is not used in accordance with the Documentation (ii) the software or any part of it has been altered or modified without the prior written consent of StellarX (iii) a defect in the Software has been caused by any customer malfunctioning equipment, or (iv) any other use within in control of Customer results in the Software becoming inoperative.

7.2 From time to time StellarX may desire to provide and Licensee may wish to test certain experimental releases of Software labeled "Beta" ( "Beta Software"). Beta Software is not suitable for production use. StellarX makes no warranty on Beta Software and such software is distributed "AS IS".
At StellarX's request, Licensee will promptly return all copies of the Beta Software to StellarX or certify in writing to StellatX that Licensee has destroyed the Beta Software and all copies.

8.INDEMNIFICATION

8.1 StellarX, its employees and subcontractors shall be liable for damages, whether based on contract or any other legal theory, only to the extent that damage was caused by negligence or willful misconduct. Any liability under applicable, mandatory product liability laws shall remain unaffected. StellarX shall not be liable for (i) damages caused by a software other than the Soft-ware and (ii) damages caused by loss of data if such loss of data could have been avoided by daily, alternating back-up. In no event shall StellarX's liability for damages exceed the total amount actually paid to StellarX by licensee under this agreement.

8.2 Notwithstanding article 8.1 above, StellarX shall indemnify and hold Licensee harmless against any and all third party claims alleged against the Licensee that the Software violates patents or any other intellectual property rights valid in France, countries of European Community, Canada, Unitied States of America, Japan or in such other country as the parties may have expressly agreed. StellarX will use its best efforts to support the Licensee in defending itself against such a claim.


8.3 Any claims for damages against StellarX, except those based on tort, shall be subject to a limitation period of two years from the date on which the alleged event giving rise to such event occurred, or to the statutory limitation period, whichever is shorter.

9.MAINTENANCE

9.1 After payment of the Maintenance Fees as per Exhibit B hereto, Licensee shall be provided Maintenance for the applicable term.

9.2 Maintenance is available only for the most recent version of the Software and the preceding version for no longer than 12 months after the current version becomes generally available, provided that all maintained Software must be in an environment supported by StallarX.

9.3 Licensee shall appoint one person as the principal Maintenance Contact for the communication of bugs and errors to StellarX and for the receipt of bug and error fixes, work-arounds and updates, if any. Additionally, Licensee shall appoint another person as a back-up to the principal Maintenance Contact.

9.4 License shall be solely responsible for the maintenance of applications developed by it.

10. CONSULTING AND TRAINING

StellarX shall provide as costs Licensee with Consulting and Training.

11. REPORTING TO STELALRX

11.1 At StellarX's request and not more frequently than twice a year, Licensee will submit to StellarX a signed statement containing the number of Run-Time copies in use. Licensee agrees to provide the information within thirty (30) days of such request.

11.2 Subsequent to the initial purchase of Software and forty five (45) days after the end of each calendar quarter, Licensee will submit to StellarX a statement which includes at a minumum:
 a)  A list of all shipment of applications, and
 b)  Application product code & number of copies of each, and
 c)  Run-Time software installed and the number ofcopies of each, and
 d) Any other information reasonably required by StellarX and so requested in writing from time to time.

Licensee will make best efforts to obtain the above information and to provide it to StellarX in a timely basis.

Based on this statement StellarX will invoice quarterly the Licensee. Payments will be done as set forth in article 6.2 hereof.

11.3 Licensee agrees to allow an independent accountant to review direct pertinent Licensee's books and records to determine the accuracy of the reports. The independent accountant will be chosen by StellarX and approved by Licensee, whose approval shall not be unreasonably withheld. The cost of the indepentant accountant's review will be at StellarX's cost unless an error of more than 5% is found, in which case it shall be at Licensee's cost. The review will occur at mutually agreeable times during normal business hours and will not occur more fequently than one time per year. The independent accountant will be instructed to keep all information learned strictly confidential.

12. CONFIDENTIAL INFORMATION

12.1 The term "Confidential Information" shall include, but not be limited to, any and all information, data know-how and documentation which is related to StellarX's architecture and framework system, language interfaces, software utilities, development tools, system internals, program strategies, and business plans, as well as any information clearly marked as confidential or proprietary.

12.2 A party's Confidential Information shall not include information which
(a) is or becomes a part of the public domain through no act or omission of the other party; or (b) was in the other party's lawful possession prior to the disclosure and had not been obtaind by the other party either directly or indirectly from the disclosing party; or (c) is lawfully disclosed to the other party by a third party without restriction on disclosure; or; or (d) is independently developed by the other party.

12.3 The parties agree, both during the term of this Agreement and for a period of two years after terminaion of the Agreement and of all licenses granted hereunder, to hold each other's Confidential Information in confidence. The parties agree not to make each other's Confidential Information available in any form to any third party or to use each other's Confidential Information for any other purpose than the implemntation of this Agreement. Each party agrees to take all reasonable steps to ensure that Confidential Information is not disclosed or distributed by its employees or agents in violation of the provisions of this Agreement.

13. TERM AND TERMINATION

13.1 This Agreement shall enter into force upon signing for an indefinite period of time.

13.2 The term of the license pursuant to articles 2 and 3 hereof shall be unlimited in time. Either party reserves the right to terminate this Agreement (including the said licenses) for cause, such as a material violation of this Agreement by the respectiveother party. If this Agreement is terminated, Licensee shall (a) cease all use of the Software and Documentation and (b) certify to StellarX in writing within thirty (30) days after termination that Licensee has destroyed or has returned the Software and Documentation and all copies in any form at Licensee's expense. In the event of termination of this Agreement as per article 13.2, the sublicenses granted by Licensee as per article 2 shall remain in full force and effect.

14. GENERAL

14.1 The Licensee agrees, when exporting any Software or technical products thereof, including by way of online transmission, to observe all relevant export regulations in force in France, as well as its country of residence and as in the United States of America, without prejudice to the other provisions of this Agreement.

14.2 Any amendments to or modifications of this Agreement shall be recorded in writing, as well as any waivers of any provisions of this Agreement including this form requirement. Any notices which may be given pursuant to this Agreement shall be valid only if they are in writing.

14.3 The Licensee shall not be entitled to assign its rights under this Agreement - except for claims for payment - to any third party without StellarX's prior written consent, which consent shall not be unreasonably with-held, except that any assignment by way of the purchase of a controlling block of shares of the Licensee by a third party or by way of a merger of Licensee into a third party shall be permissible. Notwithstanding the foregoing, Licensee shall be free to assign the right to distribute the Application to a third party, provided that such third party agrees in writing to abide by the relevant terms and conditions hereof.

14.4 This Agreement includes the following Exhibits which are incorported herein and made a part of this Agreement:

Exhibit A: Software & Hardware
Exhibit B: Maintenance
Exhibit C: Specific Conditions

This Agreement and the Exhibits thereto are intended to be the sole and complete agreement of the Parties and supersede all prior agreements and understanding between the Parties with respect to the subject matter hereof. In the event of any inconsistency between the terms of this Agreement and the terms of one or more of the Exhibits thereto, the terms of the Exhibits shall prevail.

14.5 Should one or more of the provisions of this Agreement be or become invalid or unenforceable, the validity and enforceability of the other pro-visions hereof shall not be affected.

14.6 This Agreement shall be construed, governed and interpreted in accordance with the laws of the State of New York (other than its law with respect to conflicts of laws), including all matters of construction, validity and preformance. Each of the Parties (1) irrevocably consents and agrees that any legal or equitable action or proceeding, including any form of application for temporary releif or attachment, arising under or in connection with this Agreement shall be brought exclusively in any federal or state court in the County of New York, State of New York, (ii) by execution and delivery of this Agreement irrevocably submits to and accepts, with respect to any such action or proceeding,including any form of application for temporary relief or attachment for itself and in respect of its properties and assets, generally and unconditionally, the jurisdiction of the aforesaid courts and irrevocably waives any and all rights it may have to object to such jurisdiction under the laws of the State of New York, the laws of the State of Delaware, the laws of the State of Colorado, the laws of any other State of the United
States of America, the laws of the Republic of France, the Constitution of the Republic of France or otherwise, (iii) irrevocably consents that service of process upon it in any such action or proceeding shall be valid and effective against it if made by mail at such Party's address as set forth on the first page hereof or at any other address indicated by such Party as a valid business address and (iv) irrevocably renounces its right to a trial by a jury.

15. AGREEMENT VALIDITY

The conditions to purchase additional licenses for development or addition within the scope of the Application runtime described in the following Exhibits will be granted only if ordered in France. A modification to this Agreement and Exhibits will be only valid if agreed between StellarX SA and the Licensee. All other addendum or documents except the right to purchase order will not be applicable.

Exhibits:
A    Software
B    Maintenance
C    Specific conditions



StellarX France SA

By:/s/Frederic Mercier
   -------------------

Name: Frederic MERCIER
     -----------------

Title: PRESIDENT DIRECTEUR GENERAL
       ---------------------------

Date: August 31st. 1998
      -----------------




Licensee


By:  /s/Loic LE MEE
     ____________________________________
           Authorized Representative


Name: Loic LE MEE
      ---------------------------


Title: PRESIDENT
      ---------------------------

Date: August 31st. 1998
      ---------------------------

                                    EXHIBIT A
                              SOFTWARE & HARDWARE



1. Description of the StellarX software and Toolkit:

StellarX software is a component based frameworks, composed of tools and based on Versant Technology tm

    1. The StelarX components families:
    2. Metadata components : Thsi family contains the fonctionnalities to manage the data and the metadata. Those data and metadata are used by the application and build with the Stellarx framework.
    3. The Architecural and Technical components : This family provides the fontionnalities to manage the architectures, the environments and the objects of the classes built with the Stellarx family.
    4. The Workflow engine family : This family provides the fonctionnalities to manage the processes through the applications.
    5. The Context components : This family provides the librairies to build applications with the Stellarx components.

    Versant OSBMS with C++& Java language interfaces
    Versant SQL Suite
    And all available StellarX and Versant products for which the Licensee has development license for Windows NT & Solaris and any other Operating Systems supported by StellarX and Versant {i.e StellarX and Versant Value Added Reseller Agreement contract}

2.  StellarX Architectural and Technical Development toolkit :

    * Distributed Quality Corp. agrees to pay to StellarX US $300,000 for the StellarX set of components (Architectural and technical components) Tool-kit license, including Versant Development licenses.

                               EXHIBIT B
                              MAINTENANCE

This Exhibit B is attached to the Agreement, and specifies the maintenance and support fees and the technical support services.

1. Maintenance fees and technical support for StellarX Software
 * The annual Maintenance Fee for the StellarX Development Software is 15% of the Royalty for the Development Software.
 * The annual Maintenance Fee for the StellarX Run-Time Software is 10% of the Royalty for the Run-Time Software.

2. Maintenance and update needs

StellarX shall not provide any maintenance for the Run-Time Software integrated in Distributed Quality Corp.'s Application and described in Exhibit A.

Should any customer request any support, the following procedure shall apply:

 a)  The customer shall call Distributed Quality Corp.
 b) Distributed Quality Corp. shall investigate and correct the problem (whether using an off-the shelf software or not). Should StellarX's inter-vention be needed, such intervention shall be undertaken by a holder of of a development license.
 c) Distributed Quality Corp. shall install the corrected Application on the customer's site.
 d) A Distributed Quality Corp. customer may switch to another version of the Application, even if such switching requires a modification of the corresponding version of the Run Time Software which StellarX shall not refuse.

 The maintenance of the Application's Run Time Software shall include:

 a) The unlimited right to copy new versions of the Run Time Software.
 b) The right to disclose to Distributed Qaulity Corp.'s customers or to any entity a least 50% owned by Distributed Quality Corp., any and all information provided by StellarX technical support agents.

3.Technical Support Services :

StellarX technical support hotline is available on working days Monday-Friday from 9:00 to 17:00 GMT. Problems may be reported 24 hours a day by electronic mail or by fax. The preferred method is e-mail.

Tel: (33) (0) 1 45 07 67 47
Fax: (33) (0) 1 45 07 67 01
E-Mail    support@stellarx.com

StellarX offers the customer with a Technical Support contract the following call response times.

  *Standard ("What if" calls and "How to" questions)
               Support engineer will begin to work on reported problem within
                24 hours

  *Critical (Software not behaving as documented or critical path for deploy-ment): Support engineer will begin to work on reported problem within 8 hours

StellarX technical staff will assign a call tracking number to each call and will immediately acknowledge the recept of time critical and emergency calls and will keep the customer informed about the status of the problem they are working on at least on a weekly basis.

Software & Documentatuon Updates
StellarX will regularly enhance both its software and documentation. Customers with a Technical Support contract are entitled to both software and doc-umentation maintenance releases for support licenses. LICENSEE shall provide the first line of technical support for the SOFTWARE PRODUCT to its APPLICATION Customers. LICENSEE shall be entitled to pass any and all bugfixes, information supplied by StellarX to its customers, at the express condition that LICENSEE has the right DEVELOPMENT SOFTWARE for each supported platform and valid support/maintenance contracts for each copy of the DEVELOPMENT SOFTWARE.

Urgent Problem Resolution
StellarX repairs and releases non-critical software defects in periodic main-tenance releases. In critical situations and when Versant's release cycle does not match the customer's urgent business requirements, StellarX will attempt to create and deliver a special patch release once StellarX has identified and repaired the customer's problem.

Licensee Principal Maintenance Contact: Xavier DAUGAN
                                       --------------------

Licensee Back-up Maintenance Contact:   Loic LE MEE
                                       --------------------

                          EXHIBIT C
                     SPECIFIC CONDITIONS

1. Background

* Distributed Quality Corp. wishes to create and develop an Application for "Quality control and management", based on StellarX Technology tm
*Distributed Quality Corp. wishes to acquire certain rights to use and operate the StellarX "Architectural and Meta Framework" application and tools, for the limited use of integating certain of the StellarX components into the Applaction being developed and distributed by them.
*Distributed Quality Corp. wishes to design a "Quality control and management" Application which will include elements of StellarX Deployment software.

2. License

*In addition to the licenses granted by StellarX to Distrbuted Quality Corp. pursuant to this Agreement, StellarX hereby grants Distributed Quality Corp. a non-exclusive, non-transferable, non-assignable license to use:
*The StellarX Aechitectural and Meta framework Development toolkits including the Versant Development Licenses tm
*The StellarX Deployment licenses including the Versant Deployment Licenses tm *StellarX hereby grants to Distributed Quality Corp. an exclusive right to build and distribute a Quality control and management Applications based on StellarX Software. This exclusive right is granted for all fields of activity and industries without any geographical limitation. Under this Agreement, Distributed Quality Corp. will be the only and the sole ISV in the Quality domain.
*Distributed Quality Corp. is free, and with no obligation to report to StellarX, to engage in contractual relationships with its partners and clients. Notwithstanding anything to the contray in this Agreement or any of its Exhibits, Distributed Quality Corp. shall have the right to grant to its customers and sub-licensees a non-exclusive, non-transferable and non-assignable license to use any StellarX Software or any part or element thereof as Embedded in the Application as long as such use is strictly limited to indirect use through such customers' or sub-licensees' direct use of the Application.

*Should Distributed Quality Corp. distribute the Applications through third parties, Distributed Quality Corp. shall cause such third parties to grant StellarX the same audit rights as granted to StellarX by Distributed Quality Corp. in this Agreement and the Exhibits thereto. In Order to enable StellarX to exercise such audit rights, Distributed Quality Corp. shall promptly notify StellarX of any and all appointment(s) of a thied paty distributor of any and all Applications.

3. Distributed Quality Corp. Quality Application licenses

*Distributed Quality Corp agrees to pay to StellarX 10% of its Application revenue
*Distributes Quality Corp. agrees to pay to StellarX 5% of its Application maintenance revenue

4.Distributed Quality Corp. contribution to StellarX Research & Development efforts

The Licensee shall contribute to the cost of research and development incurred by StellarX in the course of the development Software pursuant to the following amounts and schedule:

________YEAR_____________________PAYABLE___________________AMOUNT


Year 1998                        12/31/98                    US $ 15,000
Year 1999                        12/31/99                    US $100,000
Year 2000                        12/31/00                    US $200,000
Each of the following years 12/31 of the relevant year US $250,000 throughout the term hereof.